                                                                (Hatteras Income
                                                                 Securities Inc.
                                                              Logo appears here)

                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1996

DEAR SHAREHOLDER:
     I am pleased to present the Annual Report for Hatteras Income Securities, Inc. (the "Company") to Shareholders for the year ended December 31, 1996. INVESTMENT OBJECTIVE
     The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek to provide high monthly income consistent with prudent investment risk.
PERFORMANCE UPDATE*
     The calendar-year 1996 was a difficult year for the bond market, with interest rates rising 0.70% to 0.80% across the yield curve. The Company's total return of 2.93%, based on its net asset value ("NAV"), lagged its benchmarks. This underperformance can be traced to the first quarter of the year, when surprising strength in employment and economic growth led to a rapid increase in interest rates. Bond market investors began to speculate that the Federal Reserve Board ("Fed") would have to raise the Federal Funds rate to slow the economy, or risk having wage pressures lead to broader inflation. Through the latter half of the year, growth appeared to moderate, allowing yields to come back down from their highs. As a result, the Company outperformed during the second half of the year, producing a total return based on NAV of 6.04% versus a total return of 5.55% for the Lehman Corporate Bond Index.**
     Another measure of an investment's success is performance over longer time horizons. Over the five-year period ended December 31, 1996, the Company delivered an average NAV annual return of 9.01%, which compares well with the Lehman Corporate Index at 8.14%, and the Lipper Closed-end Investment Grade Bond Funds*** NAV average return of 8.51%.
ECONOMIC ENVIRONMENT
     Since the beginning of the 1990s, moderate economic growth and low inflation have resulted in a general decline in interest rates. Since the end of 1989, the yield on the 2-year U.S. Treasury Note has declined from 7.87% to 5.87%, while the yield on the 30-year U.S. Treasury Bond has declined from 7.93% to 6.64%. This general decline in rates has been accompanied by a decline in the yield premium available on corporate bonds over U.S. Treasury securities. As an example, at the end of 1989, a typical BBB-rated industrial corporate bond yielded 1.53% more than a similar maturity U.S. Treasury security. By the end of 1996, this yield premium had declined to 0.70%. Taken together, these declines in rates resulted in the reinvestment of portfolio assets at lower yields and the need for the reduction in the dividend from $0.11 to $0.095 per share.
     The current monthly dividend rate of $0.095 equates to an annualized yield of 7.16%, based on the closing NAV of $15.91 on December 31, 1996. This remains a very competitive yield, given the current level of interest rates.
MARKET OUTLOOK
     Looking ahead to 1997, we are apprehensive over near term economic momentum, as the economy ended 1996 on a strong note. Jobs, housing and hourly earnings all point toward a strong economy, which raises the potential for an acceleration of inflation and a possible tightening of the Fed's policies. While our longer-term forecast for more benign economic growth, modest inflation and declining interest rates remains intact, we are concerned that the near-term outlook for bonds might be less favorable. We have adopted a short-term defensive posture for the Company's portfolio, while we wait for the economic evidence to confirm our longer-term view.

     We remain confident in pursuing the Company's investment objective of high monthly income consistent with prudent investment risk, and thank you for your continued support.
Sincerely,
MARK H. WILLIAMSON
PRESIDENT
DECEMBER 31, 1996
               NOT FDIC-INSURED, MAY LOSE VALUE, NO BANK GUARANTEE SHARES
OF HATTERAS INCOME SECURITIES, INC. ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. OR ANY
OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
NATIONSBANK, N.A. AND ITS AFFILIATES PROVIDE ADVISORY AND OTHER SERVICES TO
THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
    * The past performance information quoted represents past performance which is not an indication of future results. All percentages are based upon NAV as of December 31, 1996.
    ** The Lehman Corporate Bond Index is an index based on all publicly issued intermediate fixed-rate, non-convertible investment grade corporate debt.
    *** The Lipper Closed-end Investment Grade Bond Funds Universe includes 15 funds. Lipper Analytical Services, Inc. is an independent monitor of closed-end fund performance.
                                                                               3

                        HATTERAS INCOME SECURITIES, INC.
                            PORTFOLIO OF INVESTMENTS
                               December 31, 1996

 PRINCIPAL                                                   MOODY'S       S&P
  AMOUNT                                                     RATING        RATING      COST           MARKET
                                                             (UNAUDITED)   (UNAUDITED)
         CORPORATE BONDS AND NOTES -- 56.31%
             BANKING AND FINANCE -- 10.80%
$ 1,150,000  Crestar Financial Inc., 8.160%
             12/15/26**....................................  Baa1          BBB+        $ 1,150,000    $ 1,166,675
  1,000,000  First Nationwide Escrow, 10.625% 10/01/03**...  Ba3           N/R           1,051,250      1,080,000
  1,000,000  Leucadia National Corporation, Sr. Sub. Note,
             8.250% 06/15/05...............................  Ba1           BBB           1,000,000      1,036,975
    500,000  Morgan Stanley Finance plc, 8.030% 02/28/17...  A2            A-              501,460        504,500
  1,000,000  Security Pacific Corporation, Sub Note,
             11.000% 03/01/01..............................  A2            A             1,202,730      1,155,030
    750,000  Western Financial Savings Bank, Sub. Deb.,
             8.500% 07/01/03...............................  Ba3           BB+             801,540        768,256
             Total Banking and Finance:                                                  5,706,980      5,711,436
             COMPUTER -- 1.96%
  1,000,000  Unisys Corporation, Sr. Note, 10.625%
             10/01/99......................................  B1            B+            1,071,250      1,035,000
             ENERGY -- 3.29%
    500,000  Maxus Energy Corporation, Notes, 9.375%
             11/01/03......................................  B1            BB-             497,500        507,500
  1,000,000  Occidental Petroleum Corporation,
             Sr. Deb., 10.125% 09/15/09....................  Baa2          BBB           1,301,840      1,234,107
             Total Energy:                                                               1,799,340      1,741,607
             GAS -- 2.03%
  1,000,000  Louis Dreyfus Natural Gas Corporation, Sr. Sub
             note, 9.250% 06/15/04.........................  Ba3           BB+           1,086,660      1,073,626
             HEALTH CARE -- 4.26%
    600,000  Genesis Health Ventures Inc., 9.250%
             10/01/06......................................  B1            B               606,250        616,500
    500,000  HealthSouth Corporation, 9.500% 04/01/01......  Ba3           BB-             528,125        531,250
  1,000,000  Tenet Healthcare Corporation, Sr. Sub Note,
             10.125% 03/01/05..............................  Ba3           B+            1,080,000      1,105,000
             Total Health Care:                                                          2,214,375      2,252,750

                       See Notes to Financial Statements.
4

                        HATTERAS INCOME SECURITIES, INC.
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               December 31, 1996

 PRINCIPAL                                                MOODY'S       S&P
  AMOUNT                                                  RATING        RATING      COST            MARKET
                                                          (UNAUDITED)   (UNAUDITED)
             INDUSTRIAL -- 15.53%
$ 1,000,000  Auburn Hills Trust Certificates, Deb., 12.000%
             05/01/20......................................  A3            A-          $ 1,418,220    $ 1,523,200
    500,000  Fisher Scientific International, Sr. Note,
             7.125% 12/15/05...............................  Ba2           BBB             467,775        485,171
  1,400,000  Harris Corporation,
             10.375% 12/01/18..............................  A3            A-            1,565,705      1,562,176
    500,000  PDV America Inc.,
             7.875% 0/8/01/03..............................  Baa3          B               482,055        500,840
  1,000,000  Stone Container Corporation, Sr. Note, 11.875%
             12/01/98......................................  B1            B+            1,035,000      1,053,750
  1,000,000  United States Can Company, Sr. Sub. Note,
             13.500% 01/15/02..............................  B2            B             1,107,500      1,040,000
  1,000,000  Valassis Inserts Inc., Sr. Sub. Note, 9.375%
             03/15/99......................................  Ba3           BB-           1,033,570      1,025,016
  1,000,000  Westpoint Stevens Incorporated,
             8.750% 12/15/01...............................  Ba3           BB-           1,000,000      1,023,750
             Total Industrial:                                                           8,109,825      8,213,903
             INSURANCE -- 6.21%
  1,000,000  Conseco Inc., Sr. Note, 10.500%
             12/15/04......................................  Ba2           BBB-          1,164,810      1,178,310
  1,000,000  Liberty Mutual, Note, 8.500%
             05/15/25**....................................  A2            A+            1,039,090      1,074,509
  1,000,000  Pacific Mutual Life Insurance, 7.900%
             12/30/23**....................................  A2            AA-           1,034,110      1,030,670
             Total Insurance:                                                            3,238,010      3,283,489
             MEDIA AND CABLE -- 6.85%
  1,000,000  Jones Intercable, Inc., Sr. Note, 9.625%
             03/15/02......................................  Ba2           BB            1,002,625      1,050,000
  1,000,000  Rogers Cablesystems Limited, Deb., 10.000%
             12/01/07......................................  Ba3           BB+           1,000,000      1,055,000
    500,000  Time Warner Inc., Deb.,
             9.150% 02/01/2023.............................  Ba1           BBB-            521,268        541,839
  1,000,000  Viacom Inc., Sr. Note, 7.750% 06/01/05........  Ba2           BB+           1,025,630        979,299
             Total Media and Cable:                                                      3,549,523      3,626,138

                       See Notes to Financial Statements.
                                                                               5

                        HATTERAS INCOME SECURITIES, INC.
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               December 31, 1996

 PRINCIPAL                                                MOODY'S       S&P
  AMOUNT                                                  RATING        RATING      COST            MARKET
                                                          (UNAUDITED)   (UNAUDITED)
             PETROLEUM -- DOMESTIC -- 2.17%
$   900,000  Coastal Corporation, 10.750% 10/01/10.........  Baa3          BB+         $ 1,152,981    $ 1,150,378
             PUBLISHING -- 1.09%
    500,000  News America Holdings Inc., Sr. Deb., 9.700%
             10/30/25......................................  Baa3          BBB             575,085        575,528
             RETAIL -- 0.98%
    500,000  Federated Dept. Stores,
             8.500% 06/15/03...............................  Ba1           BB-             497,940        519,646
             TRANSPORTATION -- 1.14%
    500,000  Federal Express Corporation, Note, 9.650%
             06/15/12......................................  Baa2          BBB             503,075        605,438
             TOTAL CORPORATE BONDS AND NOTES:                                           29,505,044     29,788,939
                       MORTGAGE-BACKED SECURITIES -- 29.49%
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- 5.51%
  1,906,978  8.500% 07/15/26...............................                              1,946,011      1,974,915
    775,964  9.000% 04/15/09 -- 12/15/16...................                                723,769        817,672
    112,596  9.500% 07/15/09...............................                                106,966        121,638
                                                                                         2,776,746      2,914,225
             FEDERAL HOME LOAN MORTGAGE CERTIFICATES -- 7.65%
     88,229  9.250% 08/01/08...............................                                 74,663         93,963
  3,951,115  7.500% 06/01/26 Gold Pool.....................                              3,936,299      3,956,054
                                                                                         4,010,962      4,050,017

                       See Notes to Financial Statements.
6

                        HATTERAS INCOME SECURITIES, INC.
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               December 31, 1996

 PRINCIPAL                                                MOODY'S       S&P
  AMOUNT                                                  RATING        RATING      COST            MARKET
                                                          (UNAUDITED)   (UNAUDITED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES -- 16.33%
$ 3,284,422  6.500% 07/01/11 -- 05/01/26...................                            $ 3,103,510    $ 3,187,917
  1,529,055  7.000% 06/01/11...............................                              1,501,341      1,527,144
  2,179,983  8.000% 05/01/26...............................                              2,187,475      2,219,495
  1,273,938  8.500% 12/01/25...............................                              1,303,000      1,318,923
    359,699  9.250% 09/01/10...............................                                326,606        383,529
                                                                                         8,421,932      8,637,008
             TOTAL MORTGAGE-BACKED SECURITIES:                                          15,209,640     15,601,250
             TREASURY BONDS AND NOTES -- 8.49%
    250,000  United States Treasury Notes 6.625%
             06/30/01......................................                                254,395        253,984
 19,250,000  United States Treasury Strip 02/15/19.........                              4,366,642      4,238,273
             TOTAL TREASURY BONDS AND NOTES:                                             4,621,037      4,492,257
             FOREIGN BONDS -- 5.71%
  1,000,000  Edelnor, S.A. 7.750% 03/15/06**...............  Baa1          BBB             994,510      1,012,980
  1,000,000  Hydro-Quebec, 9.500% 04/30/27.................  A2            A+            1,258,470      1,227,495
    750,000  Mex-Global, 9.750% 02/06/01...................  Ba2           BB              750,000        778,125
             TOTAL FOREIGN BONDS:                                                        3,002,980      3,018,600
             TOTAL INVESTMENTS                                                         $52,338,701*   $52,901,046

 * Aggregate cost for Federal tax purposes
** Security exempt from registration under Rule 144A of the Securities Act of
   1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                       See Notes to Financial Statements.
                                                                               7

                        HATTERAS INCOME SECURITIES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996

ASSETS:
  Investment in securities, at value (Cost $52,338,701), (Note 1)..................................   $52,901,046
  Cash.............................................................................................        35,519
  Interest receivable..............................................................................       639,722
  Prepaid expenses and other assets................................................................        21,840
          Total assets.............................................................................    53,598,127
LIABILITIES:
  Management and advisory fees payable (Note 4)....................................................        26,401
  Accrued expenses.................................................................................        41,685
          Total liabilities........................................................................        68,086
NET ASSETS (equivalent to $15.91 per share based on 3,363,512 shares of capital stock
  outstanding).....................................................................................   $53,530,041
                                       NET ASSETS CONSIST OF
CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)....................................   $ 3,363,512
  Paid-in capital..................................................................................    51,120,191
  Distributions in excess of net investment income (Note 1)........................................       (30,000)
  Accumulated net realized loss on investments (Note 3)............................................    (1,486,007)
  Net unrealized appreciation of investments.......................................................       562,345
NET ASSETS.........................................................................................   $53,530,041

                       See Notes to Financial Statements.
8

                        HATTERAS INCOME SECURITIES, INC.
                            STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996

INVESTMENT INCOME:
  Interest.............................................................................               $ 4,605,947
EXPENSES:
  Management and investment advisory (Note 4)..........................................   $302,859
  Transfer agent.......................................................................     62,739
  Director.............................................................................     25,000
  Legal and audit......................................................................     29,618
  Custody (Note 4).....................................................................     13,030
  Printing.............................................................................     17,264
  New York Stock Exchange Annual Registration..........................................     17,569
  Miscellaneous........................................................................     13,261
                                                                                           481,340
  Fees paid indirectly (Note 4)........................................................     (5,098)
       Total expenses..................................................................                   476,242
NET INVESTMENT INCOME..................................................................                 4,129,705
REALIZED AND UNREALIZED GAIN/LOSS
  ON INVESTMENTS (NOTE 4):
  Net realized gain on investments.....................................................               $   571,972
  Net unrealized appreciation/depreciation of investments..............................                (3,371,350)
  Net realized and unrealized loss on investments......................................                (2,799,378)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................................                 1,330,327

                       See Notes to Financial Statements.
                                                                               9

                        HATTERAS INCOME SECURITIES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR           YEAR
                                                                                         ENDED          ENDED
                                                                                       12/31/96       12/31/95
  Net investment income............................................................   $ 4,129,705    $ 4,448,368
  Net realized gain on investments.................................................       571,972        485,661
  Change in unrealized appreciation/depreciation of investments....................    (3,371,350)     4,892,545
  Net increase in net assets resulting from investment operations..................     1,330,327      9,826,574
  Dividends to shareholders from investment income.................................    (4,129,705)    (4,448,368)
  Distributions to shareholders in excess of net investment income.................      (122,932)      (103,041)
  Net asset value of 21,830 and 36,423 shares, respectively, of capital stock
     issued in dividend reinvestment...............................................       342,914        584,429
  Net increase/(decrease) in net assets............................................    (2,579,396)     5,859,594
NET ASSETS:
  Beginning of period..............................................................    56,109,437     50,249,843
  End of period....................................................................   $53,530,041    $56,109,437
  Distributions in excess of net investment income at end of year..................   $   (30,000)   $   (30,000)

                       See Notes to Financial Statements.
10

                        HATTERAS INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS
     Selected data for each share of capital stock outstanding throughout each period:

                              YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            12/31/96      1995       1994       1993       1992       1991       1990       1989       1988
PER SHARE OPERATING
 PERFORMANCE
Net asset value at beginning
 of year....................  $ 16.79   $  15.20   $  16.92   $  16.08   $  16.03   $  14.88   $  15.99   $  15.99   $  16.07
 Net investment income......     1.23       1.35       1.44       1.48       1.50       1.54       1.57       1.64       1.61
 Net realized and unrealized
   gain/(loss) on investment
   transactions.............    (0.84)      1.61      (1.71)      0.83       0.05       1.17      (1.11)     (0.01)     (0.07)
 Total from investment
   operations...............     0.39       2.96      (0.27)      2.31       1.55       2.71       0.46       1.63       1.54
Less distributions
 Dividends from net
   investment income........    (1.23)     (1.34)     (1.45)     (1.47)     (1.50)     (1.56)     (1.57)     (1.63)     (1.62)
 Dividends in excess of net
   investment income........    (0.04)     (0.03)        --         --         --         --         --         --         --
 Total distributions........    (1.27)     (1.37)     (1.45)     (1.47)     (1.50)     (1.56)     (1.57)     (1.63)     (1.62)
Net asset value at end of
 year.......................  $ 15.91   $  16.79   $  15.20   $  16.92   $  16.08   $  16.03   $  14.88   $  15.99   $  15.99
Per share market value, end
 of period..................  $14.375   $ 16.125   $ 14.875   $ 18.000   $ 18.000   $ 17.500   $ 14.875   $ 15.250   $ 15.000
Total Return:
 Per share market value.....   -3.32%     17.61%    -11.09%      8.40%     12.48%     29.57%      7.63%     12.11%     -2.45%
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of year
   (millions)...............  $53,530   $ 56,109   $ 50,250   $ 55,311   $ 51,871   $ 50,964   $ 46,559   $ 49,665   $ 49,518
 Ratio of net operating
   expenses to average net
   assets (%)...............    0.89%      0.86%      0.92%      0.90%      0.97%      0.99%      1.01%      0.97%      1.01%
 Ratio of operating expense
   before fees paid
   indirectly...............    0.90%      0.89%         --         --         --         --         --         --         --
 Ratio of net investment
   income to average net
   assets (%)...............    7.73%      8.07%      8.76%      8.83%      9.29%      9.93%     10.34%     10.15%      9.91%
 Portfolio turnover rate
   (%)......................  166.31%     48.75%     28.28%     35.87%     32.35%     27.17%     24.58%     33.49%     58.57%
                                YEAR
                               ENDED
                                1987
PER SHARE OPERATING
 PERFORMANCE
Net asset value at beginning
 of year....................  $  17.94
 Net investment income......      1.66
 Net realized and unrealized
   gain/(loss) on investment
   transactions.............     (1.31)
 Total from investment
   operations...............      0.35
Less distributions
 Dividends from net
   investment income........     (2.22)
 Dividends in excess of net
   investment income........        --
 Total distributions........     (2.22)
Net asset value at end of
 year.......................  $  16.07
Per share market value, end
 of period..................  $ 17.000
Total Return:
 Per share market value.....    -5.67%
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of year
   (millions)...............  $ 49,377
 Ratio of net operating
   expenses to average net
   assets (%)...............     0.95%
 Ratio of operating expense
   before fees paid
   indirectly...............        --
 Ratio of net investment
   income to average net
   assets (%)...............     9.80%
 Portfolio turnover rate
   (%)......................    48.59%

                       See Notes to Financial Statements.
                                                                              11

                        HATTERAS INCOME SECURITIES, INC.
                         NOTES TO FINANCIAL STATEMENTS
1.  SIGNIFICANT ACCOUNTING POLICIES:
    Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.
    A summary of significant accounting policies followed by the Company, all of which are in conformity with generally accepted accounting principles, follows. The presentation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
    A.  Security Valuation:
        Portfolio securities listed on an exchange are valued at the closing sales price taken from the exchange on which the security is primarily traded, and listed securities for which there is no sale on the valuation date and securities traded in only the over-the-counter market are valued at the closing bid price unless the Company's investment adviser determines that market quotations are not readily available for institutional size holdings, in which case such securities are valued in good faith at fair market value under the direction of the Company's Board of Directors. Short-term investments that have a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Restricted securities and other debt obligations purchased in private transactions for which no quotations are readily available are also valued in good faith at fair market value by or under the direction of the Company's Board of Directors.
        B.  Federal Income Tax:
            It is the Company's policy to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.
            C.  Investment Policy
                At least 70% of the Company's total assets will be invested in:
                a) debt securities which are rated at the time of purchase as Baa (Moody's Investors Service, Inc. ("Moody's")) or BBB (Standard & Poor's Corporation ("S&P")) or better, b) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, c) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or political subdivision thereof, such securities not to exceed 25% of the Company's total assets, d) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or
                BBB), or if not rated are considered by the Company's investment adviser to be of investment quality comparable to securities described under item a, e) commercial paper considered by the Company's investment adviser to be of investment quality comparable to securities which may be purchased under item a above, and f) cash or cash equivalents.
12

                        HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                D.  Security Transactions and Investment Income
                    Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recognized daily on the accrual basis. Original issue discount is amortized using the effective yield method. Market discount and premiums on securities are not amortized. The Company maintains a general allowance for uncollected interest on the high yield portion of its Portfolio. At December 31, 1996, this allowance was $30,000. Interest receivable is shown net of this allowance.
                    E.  Dividends & Distributions to Shareholders.
                        Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains (including net short-term capital gains) are distributed at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to the treatment of market discount. Reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 1996, the Company reclassified $121,932 to increase undistributed net investment income, $51,011 to increase accumulated net realized loss on investments and $70,921 to decrease capital surplus.
2.  PURCHASES AND SALES OF SECURITIES:
    Net realized gains or losses from investment transactions during the period have been computed using the first-in, first-out method of determining the cost of securities sold or matured. Purchases and sales (including maturities) of securities during the year ended December 31, 1996 are summarized as follows:

                                                                                            SALES AND
                                                                          PURCHASES         MATURITIES
     Corporate Bonds..................................................   $ 35,579,755      $ 52,574,854
     U.S. Governments and Agencies (Long-term)........................     48,199,199        31,819,650
     Foreign Municipal Bonds..........................................      4,663,917         2,815,897
            Total.....................................................   $ 88,442,871      $ 87,210,401

   At December 31, 1996, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $562,345 of which $1,052,056 related to appreciated securities and $489,711 related to depreciated securities. The aggregate cost of investment securities owned for financial reporting and federal income tax purposes was $52,338,701.
3.  CAPITAL LOSS CARRYFORWARD:
    At December 31, 1996 approximately $1,486,007 is available to offset future capital gains of which $138,935 expires in 1998, $822,917 expires in 1999, $47,580 expires in 2000 and $476,575 expires in 2002. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.
                                                                              13

                        HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
4.  MANAGEMENT AND INVESTMENT ADVISORY FEES AND OTHER RELATED PARTY
    TRANSACTIONS:
    Effective January 1, 1996, the Company entered into an investment advisory agreement (the "Advisory Agreement") with NationsBanc Advisors, Inc. ("NBAI") a wholly-owned subsidiary of NationsBank, N.A. ("NationsBank"). Under the terms of the Advisory Agreement, the Company pays NBAI an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of a year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the year ended December 31, 1996. Prior to January 1, 1996, NationsBank acted as investment advisor to the Company. The investment advisory fees under the new Advisory Agreement are the same as those paid under the prior agreement.
    The Company and NBAI have entered into a sub-advisory agreement ("Sub-Advisory Agreement") with TradeStreet Investment Associates, Inc. ("TradeStreet") a wholly-owned subsidiary of NationsBank. Under the terms of the Sub-Advisory Agreement, TradeStreet is entitled to receive from NBAI a sub-advisory fee equal to an annual rate of 0.15% of the Company's average weekly net assets.
    NationsBank of Texas, N.A. (the "Custodian") serves as the custodian of the Company's assets. For the nine month period ending December 31, 1996 the Custodian received $5,932 for its services. Prior to April 1, 1996, Citibank, N.A. ("Citibank") served as the custodian for the Company. For the period January 1, 1996 through March 31, 1996 the Company received an earnings credit totaling $5,098 on daily cash balances held at Citibank, which was then applied to the custody fee charged by Citibank. On October 18, 1996, The Bank of New York became the sub-custodian for the Company.
    No officer, director or employee of NationsBank, NBAI, TradeStreet, or ChaseMellon, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. The Company pays the Chairman an annual fee of $11,000 and each other director an annual fee of $7,000.
    ChaseMellon serves as transfer agent and dividend disbursing agent for the Company.
14

                        HATTERAS INCOME SECURITIES, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders
  of Hatteras Income Securities, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Hatteras Income Securities, Inc. (the "Company") at December 31, 1996, the results of its operations and the changes in net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 17, 1997
                                                                              15

                        HATTERAS INCOME SECURITIES, INC.
                           DIVIDEND REINVESTMENT PLAN
THE PLAN
     The Company's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.
PARTICIPATION
     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon Shareholder Services (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.
     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.
     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.
PRICING OF DIVIDENDS AND DISTRIBUTIONS
     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.
     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's
16
account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.
     If the net asset value per share is higher than the closing market price per share of the capital stock on the New York Stock Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.
NO SERVICE FEE TO REINVEST
     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.
PLAN AGENT ADDRESS AND TELEPHONE NUMBER
     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, (800) 851-9677.
                                                                              17

                            MEETING OF STOCKHOLDERS
     On June 12, 1996, the Company held its Annual Meeting of Stockholders (the Annual Meeting was originally scheduled to be held on May 24, 1996 but was adjourned for the purpose of obtaining sufficient votes to achieve a quorum). A proposal to remove a fundamental investment restriction prohibiting the company from purchasing securities of other investment companies was approved by the following votes: 1,707,619 For, 68,629 Against, 63,874 Abstaining. At the Annual Meeting, the following directors were elected by the following votes: (i) William H. Grigg 1,805,529 For, 34,593 Against (ii) Thomas F. Keller 1,805,509 For, 34,613 Against, (iii) A. Max Walker 1,801,786 For, 38,336 Against. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996, was ratified by the following votes: 1,707,020 For, 68,629 Against, 63,874 Abstaining.
18

                  CHANGE OF NON-FUNDAMENTAL INVESTMENT POLICY
     On April 16, 1996, the Board of Directors of the Company unanimously approved two new investment policies of the Company. Because the new investment policies were nonfundamental, the approval of the stockholders of the Company was not required. The first new investment policy permits the Company to invest in money market instruments, which may include, without limitation: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the highest grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding long-term debt issue rated AAA by S&P or Aaa by Moody's. The second new investment policy expressly authorizes the Company to purchase securities issued by other investment companies, to the extent that such investments are consistent with the Company's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended.
     The net effect of these two new investment policies, in combination with the removal of a fundamental investment restriction prohibiting the Company from purchasing securities of other investment companies (the removal of such fundamental investment restriction was approved by the stockholders of the Company at the Company's Annual Meeting of Stockholders), is to facilitate the Company's entering into a program in which the Company's available cash would be "swept" into money market funds of various investment companies on an overnight basis, significantly supplementing the Company's short-term cash management activities.
                                                                              19

BOARD OF DIRECTORS
A. MAX WALKER, Chairman
  FINANCIAL CONSULTANT
WILLIAM H. GRIGG
  CHAIRMAN OF THE BOARD
  AND CHIEF EXECUTIVE OFFICER,
  DUKE POWER COMPANY
THOMAS F. KELLER
  RETIRED DEAN,
  FUQUA SCHOOL OF BUSINESS,
  DUKE UNIVERSITY
FUND OFFICERS
MARK H. WILLIAMSON
  PRESIDENT
EDWARD D. BEDARD
  CHIEF FINANCIAL OFFICER
ROBERT B. CARROLL
  SECRETARY
RICHARD S. SZAFRAN
  TREASURER
MARK S. AHNRUD, CFA
  ASSISTANT SECRETARY AND
  PORTFOLIO MANAGER
OFFICE OF THE COMPANY
Hatteras Income Securities, Inc.
One NationsBank Plaza -- NC1-002-33-31
Charlotte, North Carolina 28255
INVESTMENT ADVISER
NationsBanc Advisors, Inc.
One NationsBank Plaza
Charlotte, North Carolina 28255
SUB-INVESTMENT ADVISER
TradeStreet Investment Associates, Inc.
One NationsBank Plaza
Charlotte, North Carolina 28255
FUND COUNSEL
Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Suite 5500
Washington, D.C. 20006
CUSTODIAN
NationsBank of Texas, N.A.
1401 Elm Street -- 11th Floor
Dallas, TX 75202
SUB-CUSTODIAN
The Bank of New York
90 Washington St.
New York, NY 10286
TRANSFER AGENT
ChaseMellon Shareholder Services
450 West 33rd Street 15th Floor
New York, NY 10001
INDEPENDENT ACCOUNTING FIRM
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110